UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22561

                    SkyBridge G II Fund, LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor

                                 New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-16th Floor

                                 New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SkyBridge G II Fund, LLC

Annual Report

For the period January 2, 2014 (commencement of operations) through March 31, 2014

SkyBridge G II Fund, LLC

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

SkyBridge GII Fund, LLC:

We have audited the accompanying statement of assets and liabilities of SkyBridge GII Fund, LLC (the Company), including the schedule of investments, as of March 31, 2014, and the related statements of operations, cash flows, changes in shareholders’ capital, and the financial highlights for the period from January 2, 2014 (commencement of operations) through March 31, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in Investment Funds owned as of March 31, 2014, by correspondence with underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SkyBridge GII Fund, LLC as of March 31, 2014, and the results of its operations, its cash flows, the changes in its shareholders’ capital and the financial highlights for the period from January 2, 2014 (commencement of operations) through March 31, 2014, in conformity with U.S. generally accepted accounting principles.

May 29, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

SkyBridge G II Fund, LLC

Statement of Assets and Liabilities

March 31, 2014

Assets

Investments in Investment Funds, at fair value (cost $25,429,468)	$26,252,284
Cash	485,630
Investments in Investment Funds paid in advance	8,350,000
Deferred offering cost	89,250

Total assets	35,177,164

Liabilities

Contributions received in advance	8,549,000
Professional fees payable	69,976
Management fee payable	1,147
Accounts payable and other accrued expenses	25,155

Total liabilities	8,645,278

Shareholders’ Capital (25,718.511 Shares Outstanding)	$26,531,886

Net asset value per share	$1,031.63

Composition of Shareholders’ Capital

Paid-in capital	$25,761,627
Accumulated net investment loss	(52,557)
Accumulated net unrealized appreciation on investments	822,816

Shareholders’ Capital	$26,531,886

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Schedule of Investments

March 31, 2014

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds
Directional Equity
East Side Capital L.P. - a	$640,000	$648,381	2.45%
EJF Financial Services Fund, L.P. - d	580,000	597,038	2.25
Kinetics Institutional Partners, L.P. - c	640,000	642,638	2.42
Omega Capital Investors, L.P. - d	640,000	646,856	2.44
Passport II, L.P. - d,e	1,020,000	1,038,169	3.91
Zaxis Institutional Partners, LP - c	640,000	628,585	2.37

Total Directional Equity	4,160,000	4,201,667	15.84

Event Driven
Axonic Credit Opportunities Fund L.P. - d	1,290,000	1,335,424	5.03
Jana Nirvana Fund L.P. - d	1,750,000	1,791,363	6.75
JLP Credit Opportunity Fund L.P. - d	1,280,000	1,304,156	4.92
Marathon Securitized Credit Fund, Ltd. - d,b	810,000	845,899	3.19
Paulson Recovery Fund II LP - d,b	1,895,000	1,995,998	7.52
Premium Point Mortgage Credit Fund, L.P. - d,e	1,290,000	1,310,098	4.94
Seer Capital Partners Fund L.P. - d	1,290,000	1,318,255	4.97
Solus LLC - d,e	1,730,000	1,897,662	7.15
Trian Partners, L.P. Class D - d	1,780,000	1,820,803	6.86
Waterfall Eden Fund, L.P. - d,b	530,000	540,514	2.04
York Select L.P. - d	425,000	423,052	1.59

Total Event Driven	14,070,000	14,583,224	54.96

Relative Value
EJF Debt Opportunities Fund, L.P. - d	1,930,000	2,035,497	7.67
Metacapital Mortgage Opportunities Fund, L.P. - d,b	317,500	330,890	1.25
Metacapital Mortgage Opportunities Fund, L.P. Class B - d,b	952,500	992,670	3.74
Metacapital Rising Rates Fund, L.P. - d	360,000	361,751	1.36
Midway Market Neutral Fund LLC - c	930,000	970,299	3.66
Providence MBS Fund, L.P. - d	770,000	773,324	2.92
SPM Core Fund L.P. - d	850,000	896,836	3.38
WAF Offshore Fund, Ltd. - c	1,089,468	1,106,126	4.17

Total Relative Value	7,199,468	7,467,393	28.15

Total Investments in Investment Funds	$25,429,468	$26,252,284	98.95

Other Assets, less Liabilities		279,602	1.05

Shareholders’ Capital		$26,531,886	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions annually.
b	Subject to gated redemptions.
c	Redemptions permitted monthly.
d	Redemptions permitted quarterly.
e	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Statement of Operations

For the period January 2, 2014 (commencement of operations) through March 31, 2014

Expenses
Professional fees	$51,000
Amortization of offering cost	29,750
Underwriting fees	24,000
Directors’ fees and expenses	8,150
Administration fees	10,357
Risk monitoring fees	4,132
Management fee	47,330
Filing fees	525
Miscellaneous expenses	6,092

Total expenses	181,336

Less: Waivers and/or expense reimbursements	(48,938)

Net expenses	132,398

Net investment loss	(132,398)

Net realized gain/(loss) and net change in unrealized appreciation/depreciation on investments in Investment Funds

Net realized gain on sales of investments in Investment Funds	19,468
Net change in unrealized appreciation/depreciation on investments in Investment Funds	822,816

Net realized and unrealized gain on investments in Investment Funds	842,284

Net increase in Shareholders’ capital from operations	$709,886

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Statement of Changes in Shareholders’ Capital

For the period January 2, 2014 (commencement of operations) through March 31, 2014
Operations
Net investment loss	$(132,398)
Net realized gain on sales of investments in Investment Funds	19,468
Net change in unrealized appreciation/depreciation on investments in Investment Funds	822,816

Net Increase in Shareholders’ Capital from Operations	709,886

Shareholders’ Capital Transactions

Capital contributions	25,821,000

Increase in Shareholders’ Capital from Capital Transactions	25,821,000

Shareholders’ Capital at beginning of period (1.000 Share outstanding at January 2, 2014 )	1,000

Shareholders’ Capital at end of period (25,718.511 Shares outstanding at March 31, 2014 )	$26,531,886

Accumulated Net Investment Loss	$(52,557)

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Statement of Cash Flows

For the period January 2, 2014 (commencement of operations) through March 31, 2014

Cash flows from operating activities
Net increase in Shareholders’ capital from operations	$709,886
Adjustments to reconcile net increase in Shareholders’ capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(33,760,000)
Net realized gain on sales of investments in Investment Funds	(19,468)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(822,816)
Amortization of deferred offering cost	29,750
Changes in operating assets and liabilities:
Decrease in receivable from affiliate	103,845
Decrease in payable to affiliate	(95,862)
Increase in management fee payable	1,147
Decrease in professional fees payable	(3,149)
Decrease in accounts payable and other accrued expenses	(29,844)

Net cash used in operating activities	(33,886,511)

Cash flows from financing activities

Capital contributions	34,370,000

Net cash provided by financing activities	34,370,000

Net increase in cash	483,489

Cash at beginning of period	2,141

Cash at end of period	$485,630

Supplemental disclosure of financing activities:

Increase in contributions received in advance (included in capital contributions)	$8,549,000

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Financial Highlights

	Period from January 2, 2014 (commencement of operations) through March 31, 2014
Net Asset Value per Share, beginning of period:	$1,000.00

Income (loss) from investment operations:
Net investment loss*	(6.27)
Net realized and unrealized gain from investments	37.90

Net Asset Value per Share, end of period:	$1,031.63

Total return	3.16%	(b)

Ratios/Supplemental Data:
Shareholders’ capital, end of period	$26,531,886

Portfolio turnover	2.63%
Ratio of expenses to average Shareholders’ capital**	2.29%	(a)(c)
Ratio of net investment loss to average Shareholders’ capital**	(2.29%)	(a)

The above ratios and total return may vary for individual investors based on the timing of capital transactions during the period.

(a)	Annualized.

(b)	Not annualized.

(c)

The ratio of expenses includes management fee waiver and administration fee waiver in the amounts of $46,183 and $2,755, respectively. Had the Company not included the waivers, the ratio of expenses to average Shareholders’ capital would have been 3.13%.

*	Per share data of income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.

**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to financial statements.

SkyBridge G II Fund, LLC

Notes to Financial Statements

For the period January 2, 2014 (commencement of operations) through March 31, 2014

1.	Organization

SkyBridge G II Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 9, 2011 and commenced operations on January 2, 2014. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Directors (each member a “Director” and collectively, the “Board of Directors”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.    Portfolio Valuation

The Company has formal valuation procedures approved by the Board of Directors. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Valuation Committee, which is a committee within the Board of Directors, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. Net asset value (“NAV”) supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 4% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Statement of Operations nor in expenses and net investment loss ratios reflected in Financial Highlights.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported net asset value. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from monthly to quarterly, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a Shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2014. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

b.    Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after that valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be de minimis. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, will be made only if they both (i) are caused by a misapplication of the Company’s valuation policies and (ii) deemed to be material. All retroactive adjustments are reported to the Company’s Valuation Committee and to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares.

c.    Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Directors.

d.    Income Taxes

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to RICs and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2014, no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the Company did not incur any interest or penalties.

e.    Cash

Cash represents cash on deposit in interest bearing accounts. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

f.    Use of Estimates and Reclassifications

The preparation of financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Disclosures

The Company uses NAV as provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014 underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2014. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have monthly and quarterly liquidity, and are subject to a 20 to 60 day notice period. Approximately 25 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014 provisions on a greater than quarterly basis. Approximately 15 percent of the Investment Funds in this strategy are classified as Level 3 investments due to annual liquidity. The remaining approximately 60 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Event driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. Approximately 23 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months and as such, are classified as Level 3 investments. Approximately 22 percent of the Investment Funds in this strategy are classified as Level 3 due to a current lock-up on liquidity provisions on a greater than quarterly basis. The remaining approximately 55 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

Relative value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Approximately 18 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months and as such, are classified as Level 3 investments. The remaining approximately 82 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Investment Funds.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the inputs used as of March 31, 2014, in valuing the Company’s assets carried at fair value:

	Total Fair Value at	Level 1	Level 2 Significant Observable	Level 3 Significant Unobservable
Description	March 31, 2014	Quoted Prices	Inputs	Inputs
Investments in Investment Funds
Directional Equity	$4,201,667	$—	$2,515,117	$1,686,550
Event Driven	14,583,224	—	7,993,053	6,590,171
Relative Value	7,467,393	—	6,143,833	1,323,560
Total Investments in Investment Funds	$26,252,284	$—	$16,652,003	$9,600,281

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

	Directional Equity	Directional Macro	Event Driven	Relative Value	Total
Net change in unrealized appreciation /depreciation	$26,550	$–	$335,171	$53,560	$415,281
Purchases	1,660,000	–	6,255,000	1,270,000	9,185,000
Balance as of March 31, 2014	$1,686,550	$–	$6,590,171	$1,323,560	$9,600,281

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers at March 31, 2014.

Net change in unrealized appreciation (depreciation) on Level 3 assets still held as of March 31, 2014 is $415,281.

Net unrealized gains/(losses) in the table above are reflected in the accompanying Statement of Operations.

The significant unobservable input used in the fair value measurement for Level 3 investments was the NAV provided by the Investment Funds and consideration of restrictions on redemption.

4.	Management Fee, Administrative Fee, Related Party Transactions and Other

The Adviser provides certain management and administrative services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In addition, the Adviser also provides office space and other support services. In consideration for such services, the Company pays the Adviser a monthly management fee of 0.071% (0.85% annually) based on end of month Shareholders’ capital.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014

The Adviser provides a variety of administrative and shareholder services under an administrative services agreement with the Company. The Adviser is paid an annual fee, payable monthly and calculated as a percentage of the Company’s net assets as follows: 0.05% of the Company’s first $5 billion of average net assets, and 0.04% of the Company’s average net assets in excess of $5 billion. The fees relating to these services in the amount of $2,755 were waived for the period ended March 31, 2014.

In order to limit the ordinary expenses of the Company, the Adviser has agreed to waive part or all of the management fee (net of any compensation paid by the Adviser or its affiliates to the placement agents in connection with the placement of Shares or servicing of investors), or reimburse the Company in a corresponding amount, to the extent necessary to prevent the Company’s ordinary expenses from exceeding 1.50% per annum of its average monthly net assets, excluding expenses in the underlying Investment Funds. However, there can be no guarantee that the intended 1.50% per annum ratio can be maintained (e.g., it would be exceeded if the Management Fee were waived in full and doing so nonetheless was insufficient to maintain that ratio. In addition, the Company subsequently would repay the fee waiver/expense reimbursement to the Adviser so long as the repaid amount does not cause the Company, during a year in which repayment is made, to exceed that intended maximum of 1.50% per annum ratio. There will be no repayment unless it can be made during the three years following the fiscal year during which the Company waived the applicable fees or reimbursed the applicable expenses. The management fees in the amount of $46,183 were waived for the period ended March 31, 2014.

Hastings Capital Group, LLC (“Hastings”), an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 were accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the period ended March 31, 2014 were $24,000 included on the Statement of Operations of which $8,000 remains payable and is included in accounts payable and other accrued expenses on the Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares. The Adviser and/or its affiliates may pay placement agents an annual fee. Any annual fee is paid from the Adviser’s own resources (or those of its affiliates).

BNY Mellon Investment Servicing (US), Inc. (“BNYM”). BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. BNYM serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company.

Certain Directors of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

Each Director who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Director of the Company and SkyBridge Multi-Adviser Hedge Fund Portfolios LLC, effective January 1, 2014, an annual retainer of $60,000, a fee per telephonic meeting

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014 of the Board of Directors of $500 and a fee per in person meeting of the Board of Directors of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $5,000 per year supplemental retainer. Directors will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund.

Total amounts expensed related to Directors by the Company for the period ended March 31, 2014 were $8,150.

The Adviser agreed to pay certain costs and expenses incurred in connection with organizing the Company and the initial offering shares of the Company. As of March 31, 2014, approximately $275,000 of such costs and expenses have been incurred and paid prior to the commencement of operations of the Company by the Adviser. Offering costs aggregating approximately $119,000 including $96,000 representing underwriting fees were charged to the Company by Hastings were recorded as a deferred charge until operations began on January 2, 2014 and thereafter are amortized to expense over twelve months on a straight line basis as the Company intends to have a continuous offering. For the period from January 2, 2014 (commencement of operations) through March 31, 2014, $29,750 was expensed and included as amortization of offering cost in the Statement of Operations.

5.	Securities Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds for the period ended March 31, 2014, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of March 31, 2014.

Cost of purchases *, **	$ 25,989,467

Proceeds from sales*	$ 579,467

Gross unrealized appreciation	$ 836,179
Gross unrealized depreciation	(13,363)

Net unrealized appreciation	$ 822,816

* Cost of purchases and proceeds from sales include non-cash transfers of $579,467 for the period ended March 31, 2014.

** Cost of purchases amount included on the Statement of Cash Flows includes $8,350,000 in Investment Funds paid in advance.

6.    Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014 month. The Adviser has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Shares from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

March 31, 2014
Shares purchased	25,718.511

Shares outstanding, end of period	25,718.511

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

8.	Income Taxes

Net investment loss and net realized gain (loss) differ for financial statements and tax purposes. The primary reason for differences between the earnings reported, the federal tax cost of investments and the related amounts reported on the Company’s Statement of Assets and Liabilities as of March 31, 2014, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments as partnerships and Passive Foreign Investment Companies (“PFICs”).

Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis in the partnership. For PFICs, the Company has made a mark-to-market election which converts any unrealized gain to ordinary taxable income. In this case, the Company’s tax basis in the PFICs is increased.

These book-tax differences give rise to both temporary and permanent differences. Temporary book- tax differences result when the Company holds an investment in an Investment Fund. These temporary book-tax differences generally become permanent book-tax differences upon disposal of the investment in the Investment Fund.

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014

Permanent book-to-tax differences result in the reclassification of amounts between “Accumulated net investment loss”, “Accumulated net realized gain (loss) on investment transactions,” and “Paid-in capital” reported on the Company’s Statement of Assets and Liabilities as of March 31, 2014. As indicated above, such permanent differences are primarily the result of the tax differences for federal tax purposes of investment in partnerships and PFICs. In addition, the Company has additional permanent differences arising from non-deductible expenses and incurring a net operating loss. The Company’s Shareholders’ capital was unaffected by these reclassifications. Accordingly, the following amounts have been reclassified for March 31, 2014:

Accumulated net investment loss	Accumulated net realized gain(loss) on investment transactions	Paid-in capital
$79,841	$(19,468)	$(60,373)

The tax basis of distributable earnings as of March 31, 2014 shown in the table below represent future distribution requirements the Company must satisfy under federal tax rules, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

Undistributed ordinary income	Undistributed net capital gains	Accumulated net unrealized appreciation on investments
$ -	$ -	$ 770,259

As of March 31, 2014, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$ 783,622
Gross unrealized depreciation	(13,363)

Net unrealized appreciation	$ 770,259

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$ 25,482,025
Investments in partnerships	-
Investments in PFICs	(52,557)

Financial statement cost of investments	$ 25,429,468

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ

SkyBridge G II Fund, LLC

Notes to Financial Statements (continued)

For the period January 2, 2014 (commencement of operations) through March 31, 2014 from the fiscal year in which the income or net realized gain was recorded by the Company. There were no distributions paid by the Company for the period ended March 31, 2014.

As reported in the Statements of Changes in Shareholders’ Capital, the following table reconciles the beginning and end of period balances of accumulated net investment loss.

Accumulated net investment loss, beginning of period	$ -
Net investment loss	(132,398)
Reclassification of permanent differences between book and tax	79,841
Distributions	-

Accumulated net investment loss, end of period	$ (52,557)

9.	Activities Prior to Commencement of Operations

The Company was organized May 9, 2011 and filed its “seed money” financial statements September 27, 2011. The Company subsequently made required periodic filings including audited “in organization” financial statements for the period from September 28, 2011 to March 31, 2012 and for the fiscal year ended March 31, 2013. During the period from May 9, 2011 through December 31, 2013, the Company engaged in various activities in preparation for the public offering of its Shares. For the period April 1, 2013 through December 31, 2013 the Company incurred further costs related to the preparation for the public offering of its Shares for audit ($22,500), directors’ fees ($16,875), and write-off of certain underwriter fees ($96,000). Also during this period the Adviser contributed approximately $204,000 in additional capital to the Company in support of the extended “in organization” period as well as executing a reverse stock split. As a result of the aforementioned transactions, the net assets of the Company were $1,000 as of December 31, 2013 with one share of stock outstanding. The balance sheet of the Company immediately prior to the commencement of operations was:

Cash	$2,141
Deferred offering costs	$119,000
Receivable from Adviser, net	$7,984
Accrued Expenses	$128,125
Net Assets	$1,000

10. Subsequent	Events

Management has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SkyBridge G II Fund, LLC

FEDERAL TAX INFORMATION

(Information Unaudited)

In February 2015, shareholders will receive federal income tax information on all distributions declared in the calendar year 2014, including any distributions paid to their accounts between April 1, 2014 and January 31, 2015.

SkyBridge G II Fund, LLC

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its subsidiaries. The other Directors are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Company and a brief statement of their present positions, principal occupations and directorships during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund, LLC. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Director and officer in his or her capacity as such is 527 Madison Avenue, 16th Floor, New York, New York 10022.

SkyBridge G II Fund, LLC

INDEPENDENT DIRECTORS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Charles Hurty (born 1943)	Director	July 2011 to present	Business Consultant since October 2001; prior thereto, Partner with accounting firm of KPMG LLP.	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC; GMAM Absolute Return Strategy Fund 1; iShares Trust and iShares, Inc. (296 portfolios)

Steven Krull (born 1957)	Director	July 2011 to present	Professor of Finance at Hofstra University; Business Consultant.	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC; Cadogan Opportunistic Alternatives Fund, LLC

Joshua Weinreich (born 1960)	Director	July 2011 to present	Retired since 2004. Between 1985 and 2004 held various executive positions at Bankers Trust/Deutsche Bank.	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

SkyBridge G II Fund, LLC

INTERESTED DIRECTOR

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Raymond Nolte (born 1961)	President and Director (Chair)	July 2011 to present	Chief Investment
Officer, SkyBridge
(2010-present); CEO,
Citigroup Alternative
Investments Fund of
Hedge Funds Group
(2005-2010);
President, Director
and Portfolio
Manager of
SkyBridge
Multi-Adviser Hedge
Fund Portfolios LLC
			since 2005.	Two**	SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

*	Term of office of each Director is indefinite.

**	Includes the Company and SkyBridge Multi-Adviser Hedge Fund Portfolios LLC.

SkyBridge G II Fund, LLC

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Raymond Nolte (born 1961)	President and Director	July 2011 to present	See table for “Interested Directors” above.

Christopher Hutt (born 1970)	Vice President	July 2011 to present	Vice President, SkyBridge GII Fund, LLC (July 2011-present); Vice President, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Managing Director, SkyBridge Capital (January 2011- present); Director, SkyBridge Capital (2010); Director, Citigroup Alternative Investments LLC (January 2008-2010)

A. Marie Noble (born 1972)	Chief Compliance Officer	July 2011 to present	Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); Chief Compliance Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010 to present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present); Associate General Counsel, Citigroup Alternative Investments LLC (2006-2010)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2011 to present	Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Treasurer and Principal Financial Officer, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2010-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Brahm Pillai (born 1979)	Secretary	July 2011 to present	SkyBridge GII Fund, LLC (July 2011-present); Secretary, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (2009-present); Secretary, Vice President, SkyBridge Capital (2010-present); Vice President, Citigroup Alternative Investments LLC (2008-2010)

*	Term of office of each officer is indefinite.

SkyBridge G II Fund, LLC

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period January 2, 2014 through March 31, 2014 is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Charles Hurty is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2013 and $105,100 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2013 and $0 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6000 for 2013 and $15,000 for 2014. This fee relates to the auditors review of Form N-2.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2013 and $0 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE G II FUND, LLC

Proxy Voting Procedures

SkyBridge G II Fund, LLC (the “Fund”), and investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2012, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1)

each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

NOTE: By August 31, 2014, the Fund will be required to file Form N-PX for the period July 1, 2013 to June 30, 2014.

Disclosure of Proxy Procedures. Commencing in 2011, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2011, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after August 31, 2014.

Adopted: July 6, 2011

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte and Troy Gayeski are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Gayeski’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present	CIO, SkyBridge Capital II, LLC (July 2010 to present); CEO, Citigroup Alternative Investments LLC, Fund of Hedge FundsGroup (September 2005-June 2010) Portfolio Manager, Director, President of SkyBridge GII Fund, LLC since July 2011
Troy Gayeski (born 1974)	Portfolio Manager	March 2013 to present

Partner, SkyBridge Capital II, LLC (Jan. 2013-present); Managing Director, SkyBridge Capital II, LLC (Jan. 2011-Jan. 2013);

Director, SkyBridge Capital II, LLC (July 2010- Dec. 2011); Director, Citigroup Alternative Investments LLC

(2006–June 2010); Portfolio Manager, SkyBridge G II Fund, LLC (March 2013-present)

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other	Accounts Managed by Portfolio Manager(s) or Management Team Member – As of

March	31, 2014

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte/ Troy Gayeski	Registered Investment Companies:	2	$5.6 billion	0	$0
Raymond Nolte/ Troy Gayeski	Other Pooled Investment Vehicles:	5	$1.02 billion	3	$1.01 billion
Raymond Nolte/ Troy Gayeski	Other Accounts:	10	$300 million	5	$44 million

Potential	Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Gayeski are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Gayeski’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Gayeski may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Gayeski to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2014

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Gayeski’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4) Disclosure of Securities Ownership – As of March 31, 2014

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$0

Troy Gayeski	$0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K

(17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SkyBridge G II Fund, LLC

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date 6/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date	6/5/2014

By (Signature and Title)* /s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date	6/5/2014

*	Print the name and title of each signing officer under his or her signature.